Exhibit 10.1

NOTE: THIS DOCUMENT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. PORTIONS OF THIS DOCUMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN REDACTED AND ARE MARKED HEREIN BY "[***]". SUCH REDACTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT No. 1 TO SUPPLY AGREEMENT

This Amendment No. 1 to the Supply Agreement, effective as of September 7, 2011, amends that certain Supply Agreement dated as of July 18, 2009 ("Supply Agreement"), by and between CODA Automotive, Inc. ("CODA") and UQM Technologies, Inc. ("Supplier"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Supply Agreement.

WHEREAS, Supplier has experienced increases in the pricing for rare earth materials, and CODA has agreed to compensate Supplier for such price increases, subject to certain terms and conditions set forth herein;

WHEREAS, Supplier and CODA have agreed to use their best efforts to achieve material cost reductions, employing such tools as [***] relating to the Product;

WHEREAS, Supplier and CODA have agreed to apply the cost reductions as set forth in this Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Supply Agreement by adding the following terms and conditions:

1. The following new paragraph shall be added after the first full paragraph of Section 1.2 of Exhibit B Purchase Terms and Conditions of the Supply Agreement ("Exhibit B"):

"Notwithstanding the foregoing, in order to achieve the cost reduction objectives set forth herein, CODA shall have the right to [***] to be provided by Supplier no later than September 9, 2011. In conjunction therewith, Supplier will provide CODA with a detailed cost analysis (including but not limited to, a paid invoice) to support the [***] increase in the price of each motor that Supplier has experienced due to a market-wide increase in the cost of rare earth magnets. In exchange for the payment by CODA of the "Total Magnet Escalation Costs" (as defined in Section 2 of this Amendment), Supplier hereby agrees that [***] will be reflected as a cost reduction in the Supplier purchase price, [***], until CODA has recouped the Total Magnet Escalation Costs. After CODA has recouped the Total Magnet Escalation Costs, all future cost reductions will be divided [***] by CODA and Supplier. [***]."

2. Subject to Supplier's performance of its obligations set forth in Section 1 of this Amendment, CODA has agreed to:

(a) Notwithstanding the pricing terms set forth in Exhibit A Product Schedule of the Supply Agreement ("Exhibit A"), CODA shall pay Supplier [***] ("Magnet Escalation Costs") for [***] units to be ordered by CODA at a fixed rate of [***] per unit above the purchase price per unit as set forth in Exhibit A (and as amended pursuant to the terms and conditions of the Supply Agreement). This added cost is based on a base of [***]. The Magnet Escalation Costs shall be paid to Supplier in [***].

(b) In connection with orders after [***] units, CODA shall pay Supplier, on an order to order basis, for actual magnet escalation costs over the [***] base cost [***] to calculate any costs in excess of the Magnet Escalation Costs (together with the Magnet Escalation Costs, the "Total Magnet Escalation Costs"). Supplier will provide CODA with a detailed cost analysis (including but not limited to, a paid invoice) to support future escalation costs. CODA shall pay Supplier for such future magnet escalation costs in [***], with the [***] payment due [***] after Supplier has submitted a copy of the paid invoice.

3. In accordance with Section 1.3 of Exhibit B, CODA recognizes that Supplier may have incurred added tariff/tax as the result of Case A570-967-000 relating to the import of aluminum extrusions from China. Accordingly, CODA, upon receiving a paid invoice representing this added cost, will reimburse Supplier for such cost.

4. Except as specifically amended herein, the Supply Agreement shall remain in full force and effect as to all of its terms and conditions without this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by persons duly authorized as of the date and year first above written.

UQM TECHNOLOGIES, INC.	CODA AUTOMOTIVE, INC.
/s/ Eric Ridenour	/s/ Waqas Sherwani
Eric Ridenour	Waqas Sherwani
President and CEO	Vice President Supply Chain